APF II RESI O4B-24A, LLC ABS-15G

Exhibit 99.5

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by APF II Resi O4B, LLC through a bulk purchase. The review included a total of 262 newly originated residential mortgage loans acquired through a bulk purchase, in connection with the securitization identified as HOMES 2026-NQM3 (the “Securitization”). The Review was conducted from February 2025 through March 2026 on mortgage loans originated between February 2025 and February 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:
i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

iv.	Confirm a full three (3) day rescission period was provided to the borrower

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (262 loans in total):

One hundred seventy-eight (178) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Four (4) loans had Secondary Appraisal, thirteen (13) loans had an AVM, and eighty-nine (89) loans had Desk Reviews. Consolidated Analytics has independent access to the Desk Reviews ordered by the Aggregator.

If a loan with an AVM or Desk Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product was completed. There were zero (0) occurrences of this.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two hundred sixty-two (262) mortgage loans reviewed, one hundred forty-six (146) unique mortgage loans (55.73% by loan count) had a total of three hundred fifty (350) discrepancies across thirty-one (31) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	84	24.00%
Qualifying Total Debt Income Ratio	66	18.86%
Monthly Total Escrow Payment	36	10.29%
Qualifying Total Reserves Number of Months	35	10.00%
Qualifying Housing Debt Income Ratio	27	7.71%
Qualifying FICO	13	3.71%
Borrower 1 Origination Equifax	10	2.86%
Borrower 1 Origination TransUnion	10	2.86%
Borrower 1 Origination Experian	9	2.57%
Months Reserves	8	2.29%
DSCR	5	1.43%
Qualifying LTV	5	1.43%
Qualifying CLTV	5	1.43%
Mo. Tax	5	1.43%
Application Date	4	1.14%
Borrower 2 Origination TransUnion	3	0.86%
Borrower 2 Origination Experian	3	0.86%
Borrower 2 Origination Equifax	3	0.86%
Mo. Hazard	3	0.86%

Borrower 1 Self-Employment Flag	2	0.57%
Cash Disbursement Date	2	0.57%
Property Type	2	0.57%
Initial Monthly P&I Or IO Payment	2	0.57%
Prepayment Penalty Calculation	1	0.29%
First Payment Date	1	0.29%
Originator DSCR	1	0.29%
STR	1	0.29%
Gross Rent	1	0.29%
Maturity Date	1	0.29%
Number of Units	1	0.29%
LTV	1	0.29%
Grand Total	350	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	210	$94,113,001.00	80.15%
Event Grade B	52	$25,123,510.00	19.85%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	262	$119,236,511.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	224	85.50%
Event Grade B	38	14.50%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	262	100.00%

Compliance Results (As applicable, 61 loans within population did not receive a Compliance Review):
Event Grade	Loan Count	Percent of Sample
Event Grade A	190	94.53%
Event Grade B	11	5.47%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	201	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	255	97.33%
Event Grade B	7	2.67%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	262	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	140
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	16
		Borrower 1 3rd Party VOE Prior to Close Missing	12
		Asset Qualification Does Not Meet Guideline Requirements	7
		The Final 1003 is Incomplete	6
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	6
		Approval/Underwriting Summary Partially Provided	4
		Housing History Does Not Meet Guideline Requirements	4
		Borrower 2 3rd Party VOE Prior to Close Missing	4
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	3
		Overdraft/NSF Count Exceeds Tolerance	3
		The Total Hazard Coverage is LESS than the Required Coverage Amount	3

Fraud Report Shows Uncleared Alerts	3
Property Title Issue	3
Asset General	3
All Interested Parties Not Checked with Exclusionary Lists	3
Borrower Non-US Citizen Identification Document Missing	3
Purchase Contract is Expired	2
OFAC Check Not Completed and/or Cleared	2
Audited Reserves are less than Guideline Required Reserves (Number of Months)	2
Closing Documentation Missing or Defective	2
Assets do not meet guideline requirements	2
Audited HCLTV Exceeds Guideline HCLTV	2
Audited DTI Exceeds Guideline DTI	2
Hazard Insurance Effective Date is after the Disbursement Date	2
No evidence of required debt payoff	2
Audited LTV Exceeds Guideline LTV	2
Asset Documents are Incomplete	2
Income and Employment Do Not Meet Guidelines	2
Purchase Contract Expiration Date is prior to Note Date	2
Missing income documentation	2
Audited CLTV Exceeds Guideline CLTV	2
Asset 5 Does Not Meet Guideline Requirements	2
Missing VOM or VOR	2
Borrower residency documentation not provided or issue with documentation	2
Credit Report Missing or Defective	2
Asset 5 Missing	1
Borrower 1 Credit Report is Expired	1
Title Insurance Missing or Defective	1
Credit Report Aged	1
Borrower 1 Photo Identification not provided	1
1-4 Family Rider is Missing	1
Asset Documentation Missing or Defective	1
Entity Documentation - Missing or Defective	1
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	1
Flood Certificate Missing	1
Borrower 1 Paystubs Missing	1
Fraud alert is present on the credit report	1
Borrower 2 Executed 4506-T Missing	1
Asset 2 Does Not Meet Guideline Requirements	1
The Deed of Trust is Incomplete	1
Guideline Seasoning not Met	1
Closing Disclosure/Settlement Statement Missing or Defective	1
Asset 3 Missing	1
Asset 1 Missing	1

	Hazard Insurance Policy is Partial	1
	Borrower 1 Business Bank Statements Missing	1
	Approval/Underwriting Summary Not Provided	1
	Borrower 1 Credit Report is Incomplete	1
	Income 2 Months Income Verified is Missing	1
	Note Missing or Defective	1
	Background Check Missing or Defective	1
	ATR: Qualifying Payment Not Properly Considered	1
	Income/Employment General	1
	Borrower does not meet residual income requirement	1
	Insufficient Assets for Reserves	1
	Purchase Contract is Incomplete	1
	Loan does not conform to program guidelines	1
	The Deed of Trust is Missing	1
	Missing evidence of self employment	1
	The Note is Missing	1
	ATR: Current Employment Not Verified	1
	Title Insurance Coverage - Inadequate Coverage	1
	Missing letter of explanation	1
	Tradelines do not meet Guideline Requirements	1
	Missing Letter of Explanation (Credit)	1
	Closing Protection Letter Missing or Defective	1
	Missing Property Tax Cert	1
	Total Credit Grade (A) Exceptions:	303
B	Delinquent Credit History Does Not Meet Guideline Requirements	5
	Audited HCLTV Exceeds Guideline HCLTV	5
	Audited CLTV Exceeds Guideline CLTV	5
	Audited LTV Exceeds Guideline LTV	5
	Purchase Contract Expiration Date is prior to Note Date	3
	Excessive LTV Ratio	3
	Loan does not conform to program guidelines	3
	Approval/Underwriting Summary Partially Provided	2
	DSCR is less than guideline minimum	2
	Audited FICO is less than Guideline FICO	2
	Purchase Contract is Expired	2
	Cash Out Does Not Meet Guideline Requirements	2
	Income and Employment Do Not Meet Guidelines	2
	Assets do not meet guideline requirements	1
	Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
	Title Coverage is Less than Subject Lien	1
	Missing Letter of Explanation (Assets)	1
	Housing History Does Not Meet Guideline Requirements	1
	Missing Letter of Explanation (Credit)	1

		Purchase is not considered to be an Arm’s Length Transaction	1
		Missing VOM or VOR	1
		Transaction is not arm’s length	1
		Overdraft/NSF Count Exceeds Tolerance	1
		Borrower Contributions Do Not Met Guideline Minimum	1
		Payment shock exceeds guideline	1
		Total Credit Grade (B) Exceptions:	53
Compliance	A	No Compliance Findings	79
		Higher-Priced Mortgage Loan Test	40
		Initial Closing Disclosure Delivery Date Test	5
		MD COMAR Higher-Priced Mortgage Loan Test	4
		CA AB 260 Higher-Priced Mortgage Loan Test	3
		NC Rate Spread Home Loan Test	3
		Charges That Cannot Increase Test	3
		Missing Credit Score Disclosure (FACTA)	2
		eSigned Documents Consent is Missing	2
		Lender Credits That Cannot Decrease Test	2
		OK HOEPA Higher-Priced Mortgage Loan Test	1
		Final CD: Contact Information (page 5) is incomplete	1
		TRID: Missing Closing Disclosure	1
		Disclosed Escrow is Not Accurate on Final CD and/or PCCD	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Higher-Priced Mortgage Loan Appraisal Delivery to the Borrower is Greater than 3 days Prior to Consummation (12 CFR 1026.35(c)(6))	1
		TILA Right of Rescission Test	1
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	1
		Missing Required Affiliated Business Disclosure	1
		Loan Originator Company NMLS is Not Valid	1
		Total Compliance Grade (A) Exceptions:	153
	B	Charges That Cannot Increase Test	6
		Charges That In Total Cannot Increase More Than 10% Test	2
		Missing Initial Escrow Disclosure	1
		Lender Credits That Cannot Decrease Test	1
		Missing Credit Score Disclosure (FACTA)	1
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	1
		Missing Required Affiliated Business Disclosure	1
		Homeownership Counseling Disclosure Is Missing	1
		Intent to Proceed is Missing	1
		Total Compliance Grade (B) Exceptions:	15
Property	A	No Property Findings	184
		Property/Appraisal General	5
		Third Party Valuation Product Not Provided within 10% Tolerance	2

	Appraisal is Missing	2
	Hazard Insurance Missing or Defective	2
	FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1
	Appraisal Review - Missing	1
	Appraisal Missing or Defective	1
	Appraisal is Expired	1
	Subject Property Lease - Missing or Defective	1
	HOA Questionnaire is Missing	1
	FEMA Post Disaster Inspection Report not Provided	1
	No HOA fees on appraisal and property identified as a PUD	1
	Total Property Grade (A) Exceptions:	203
B	Property/Appraisal General	2
	External Obsolescence Present	2
	Short Term Rental Income - Missing or Defective	1
	HOA Questionnaire is Missing	1
	Ineligible Property – Square Footage	1
	Total Property Grade (B) Exceptions:	7

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and

Credit Event Grades
occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.

Valuation Event Grades
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.